UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — April 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Managed Municipal Income Trust

Semiannual report
4 | 30 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMM

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 18

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

June 15, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility for global financial markets, the first half of 2018 has been considerably more challenging. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy. Bond markets have also had a series of ups and downs, due in part to uncertainty surrounding trade policy and the trajectory of U.S. interest rates.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 Managed Municipal Income Trust

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

A mix of credit qualities

In addition to its flexible geographical focus, Putnam Managed Municipal Income Trust combines bonds of differing credit quality. The fund invests in high-quality bonds, but also includes an allocation to lower-rated bonds, which may offer higher income in return for more risk.

Managed Municipal Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 9–10 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/18. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 11.

4 Managed Municipal Income Trust

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA.

Paul, how was the market for municipal bonds during the reporting period?

Volatility picked up in the municipal bond market during the period in response to higher interest rates and the passage of the Tax Cuts and Jobs Act. With the new tax law eliminating advanced refundings, bond issuers rushed to issue new deals before the legislation took effect in 2018, resulting in heavier near-term municipal bond supply. Total municipal bond new-issue volume for December 2017 was $62.5 billion — surpassing the previous record of $52.7 billion in December 1985, which was just before the last comprehensive tax overhaul took effect. However, the flood of new issuance was well received by investors, and the municipal bond market rallied as strong demand helped buoy prices.

The Federal Reserve announced two interest-rate hikes during the period, raising the federal funds rate in December to a target range of 1.25% to 1.50% and in March 2018 to a target range of 1.50% to 1.75%. With interest rates rising, municipal securities with longer maturities held up better than those with shorter- and

Managed Municipal Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top 10 state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/18. Investments in Puerto Rico represented 0.2% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Managed Municipal Income Trust

intermediate-term maturities for the period. High-yielding, lower-quality municipal bonds outperformed lower-yielding, higher-quality municipal bonds.

How did the fund perform during the reporting period?

For the six months ended April 30, 2018, the fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, but underperformed the average return of its Lipper peer group, High Yield Municipal Debt Funds (closed-end).

What was your investment strategy in this environment?

Given our outlook for interest rates trending higher, the fund began the period with more of a barbell approach to structuring the portfolio — overweighting short-term bonds, underweighting intermediate-term bonds with maturities of 5 to 10 years, and overweighting bonds with maturities of 11 to 16 years. However, with the flattening of the yield curve that materialized as the period progressed, we began steering the portfolio away from the short and long ends of the curve and focusing more on bonds with maturities of 15 to 20 years where we saw better value.

Duration positioning, which affects the portfolio’s sensitivity to interest rates, was generally neutral relative to the benchmark index. From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB. From a sector-positioning perspective, we placed greater focus on hospitals, essential service utilities, and continuing-care retirement community bonds relative to the fund’s Lipper group. This strategy was positive for performance results.

We maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. Puerto Rico’s current economic and financial situation remains extremely difficult and could further challenge the debt restructuring process, in our view. This underweight exposure aided performance, as Puerto Rico debt generally declined during the period.

What are your thoughts about the new tax law and its effects on the municipal bond market?

The Tax Cuts and Jobs Act reduced corporate tax rates and to a lesser extent, individual rates; changed some popular deductions; and eliminated advance refundings for municipal issuers. However, the tax-exempt status of municipal bonds remains intact. As such, we do not believe the new tax law will materially affect demand for municipal bonds from individuals. However, in our view, the reduction in corporate taxes may lower demand from banks, property and casualty insurers, or other corporate buyers.

The legislation, in our view, will have a more meaningful positive impact on the supply side of the technical equation. We believe the elimination of advance refundings could remove up to 20% of the municipal market’s annual supply — a fairly significant portion of the municipal bond supply.

What is your outlook for interest rates in the coming months?

Jerome Powell was sworn in as the new Federal Reserve chair on February 5, 2018. Investors generally believe that Chairman Powell will implement the plan laid out by his predecessor, Janet Yellen, for gradual rate increases. At the Fed’s first meeting under Chairman Powell in March 2018, the central bank reiterated its plan for three interest-rate hikes this year but hinted that it would be open to the possibility of a fourth hike if necessary to keep the U.S. economy from overheating. The Fed also

Managed Municipal Income Trust 7

revised its outlook for three rate hikes in 2019 instead of two, and projected the unemployment rate, which stood at 4.1% at period-end, would fall to 3.8% in 2018.

We expect that solid global economic growth will facilitate the continued normalization of short-term interest rates from their still historic lows and the continued flattening of the yield curve, with short-term rates rising more than long-term rates. Should incoming data signal a strengthening economic outlook, we believe the Fed might be inclined to tighten a little faster to keep inflationary pressures at bay or, conversely, tighten more slowly if fiscal policy proves less stimulative.

Broadly speaking, the municipal bond market continues to adjust to fluctuating supply and demand conditions created by the new tax legislation. In our view, the asset class offers a high-quality, low-default investment option for investors seeking attractive tax-free income and diversification opportunities.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Managed Municipal Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 4/30/18

	Annual average
	Life of fund		Annual		Annual		Annual		6
	(since 2/24/89)	10 years	average	5 years	average	3 years	average	1 year	months
NAV	6.44%	87.88%	6.51%	26.37%	4.79%	13.28%	4.24%	4.80%	0.26%
Market price	5.94	92.09	6.75	19.80	3.68	14.13	4.51	1.14	–2.02
Bloomberg
Barclays Municipal	5.80	51.55	4.24	12.78	2.44	7.09	2.31	1.56	–0.97
Bond Index
Lipper High Yield
Municipal Debt
Funds (closed-end)	5.78	89.62	6.59	24.43	4.46	13.13	4.19	4.04	0.38
category average*

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/18, there were 11, 11, 11, 11, 11, and 6 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

Managed Municipal Income Trust 9

Fund price and distribution information For the six-month period ended 4/30/18

Distributions
Number		6
Income[1]		$0.1908
Capital gains[2]		—
Total		$0.1908
	Series A		Series C
Distributions — preferred shares	(240 shares)		(1,507 shares)
Income[1]	$816.14		$452.87
Capital gains[2]	—		—
Total	$816.14		$452.87
Share value	NAV		Market price
10/31/17	$7.95		$7.43
4/30/18	7.78		7.09
Current dividend rate (end of period)	NAV		Market price
Current dividend rate[3]	4.90%		5.38%
Taxable equivalent[4]	8.28		9.09

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 40.80% federal tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Annual average
	Life of fund		Annual		Annual		Annual
	(since 2/24/89)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.47%	90.16%	6.64%	27.91%	5.05%	13.35%	4.27%	5.90%	0.77%
Market price	5.97	94.07	6.86	21.77	4.02	14.22	4.53	3.68	–3.05

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Managed Municipal Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Managed Municipal Income Trust 11

Other information for shareholders

Important notice regarding share repurchase program

In September 2017, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2017, up to 10% of the fund’s common shares outstanding as of October 7, 2017.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2018, Putnam employees had approximately $510,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Managed Municipal Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Managed Municipal Income Trust 13

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

14 Managed Municipal Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Managed Municipal Income Trust 15

The fund’s portfolio 4/30/18 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	GNMA Coll. Government National Mortgage
AGM Assured Guaranty Municipal Corporation	Association Collateralized
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
BAM Build America Mutual	PSFG Permanent School Fund Guaranteed
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are floating-
Corporation Collateralized	rate securities with long-term maturities that carry
FNMA Coll. Federal National Mortgage	coupons that reset and are payable upon demand
Association Collateralized	either daily, weekly or monthly. The rate shown is the
FRN Floating Rate Notes: the rate shown is the current	current interest rate at the close of the reporting
interest rate or yield at the close of the reporting period.	period. Rates are set by remarketing agents and may
Rates may be subject to a cap or floor. For certain	take into consideration market supply and demand,
securities, the rate may represent a fixed rate currently	credit quality and the current SIFMA Municipal Swap
in place at the close of the reporting period.	Index rate, which was 1.75% as of the close of the
G.O. Bonds General Obligation Bonds	reporting period.

MUNICIPAL BONDS AND NOTES (128.0%)*	Rating**	Principal amount	Value
Alabama (1.9%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds,
(Cullman Regl. Med. Ctr.), Ser. A, 6.75%, 2/1/29	Baa3	$1,100,000	$1,123,353
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB–	500,000	587,775
zero %, 10/1/46	BBB–	3,950,000	3,292,483
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	2,075,000	2,339,148
5.00%, 9/15/33	AA	275,000	311,814
			7,654,573
Alaska (0.4%)
Northern Tobacco Securitization Corp. Rev. Bonds,
Ser. A, 5.00%, 6/1/46	B3	1,500,000	1,499,940
			1,499,940
Arizona (4.2%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS
Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	500,000	514,785
Casa Grande, Indl. Dev. Auth. Rev. Bonds, (Casa
Grande Regl. Med. Ctr.)
Ser. A, 7.625%, 12/1/29 (escrow) F	D/P	1,800,000	5,380
7.25%, 12/1/19 (escrow) F	D/P	1,000,000	2,989
Maricopa Cnty., Indl. Dev. Auth. Rev. Bonds, (Banner
Hlth.), Ser. A, 4.00%, 1/1/41	AA–	1,000,000	1,021,700
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	500,000	513,455
Maricopa Cnty., Poll. Control Rev. Bonds, (El Paso
Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	2,200,000	2,283,798
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 6.00%, 7/1/32
(Prerefunded 7/1/21)	AAA/P	200,000	223,684
(Choice Academies, Inc.), 5.625%, 9/1/42	BB+	315,000	321,574

16 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Choice Academies, Inc.), 5.375%, 9/1/32	BB+	$675,000	$693,684
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,700,000	1,796,730
(Choice Academies, Inc.), 4.875%, 9/1/22	BB+	680,000	710,559
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	250,000	254,653
5.00%, 7/1/35	BB	900,000	924,471
Ser. A, 5.00%, 7/1/35	BB	600,000	616,314
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	Baa1	2,000,000	2,397,100
5.00%, 12/1/37	Baa1	2,000,000	2,341,460
5.00%, 12/1/32	Baa1	570,000	662,716
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/36	A3	200,000	215,816
(Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A3	200,000	216,550
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,000,000	1,011,180
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	503,705
			17,232,303
California (12.4%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	660,000	727,921
(O’Connor Woods), 5.00%, 1/1/33	AA–	600,000	663,138
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB	465,000	518,522
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A, 5.00%, 8/1/32	BB	665,000	676,651
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	1,000,000	1,061,180
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,100,000	1,178,584
CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (8/1/2018), (Republic
Svcs., Inc.), Ser. A, 2.05%, 8/1/23	A–2	4,250,000	4,250,000
CA State Pub. Wks. Board Rev. Bonds, (Dept.
of Forestry & Fire), Ser. E, 5.00%, 11/1/32	A1	1,250,000	1,251,725
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	BB/P	1,345,000	1,453,932
(American Baptist Homes West), 5.75%, 10/1/25	BBB+/F	3,000,000	3,166,800
(U. CA Irvine E. Campus Apts. Phase 1),
5.375%, 5/15/38	Baa1	1,000,000	1,066,020
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	450,000	476,100
(U. CA Irvine E. Campus Apts. Phase 1),
5.125%, 5/15/31	Baa1	2,250,000	2,403,248
Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, (Sr. Lien), Ser. A, 5.00%, 9/1/28	A–	380,000	422,309

Managed Municipal Income Trust 17

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
California cont.
Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-1
5.75%, 6/1/47	B3	$2,450,000	$2,520,389
5.125%, 6/1/47	B3	3,235,000	3,234,935
5.00%, 6/1/29	BBB	1,000,000	1,129,080
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	325,000	341,006
Los Angeles, Dept. of Arpt. Rev. Bonds, (Los Angeles
Intl. Arpt.), 5.00%, 5/15/30	AA	1,000,000	1,107,120
Los Angeles, CA Dept. Wtr. & Pwr. Rev. Bonds, Ser. C.,
5%, 7/1/42 T	AA	6,650,000	7,512,131
Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds, (Laxfuel Corp.), 4.50%, 1/1/27	A	400,000	416,560
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	750,000	1,038,818
Poway, Unified School Dist. Pub. Fin. Auth. Special
Tax Bonds, 5.00%, 9/15/32	BBB	490,000	533,429
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	350,000	376,152
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C
zero %, 8/1/43	BBB/P	2,000,000	501,060
zero %, 8/1/38	BBB/P	2,000,000	678,040
San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds, (Mission Bay South Redev.), Ser. D,
6.625%, 8/1/39 (Prerefunded 8/1/19)	BBB+	250,000	264,675
San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5.00%, 1/15/34	BBB	920,000	1,009,258
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax
Bonds, (Impt. Area No. 1), Ser. A, 5.25%, 9/1/26
(Prerefunded 9/1/21)	A–	1,615,000	1,761,432
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist. No.
1), 7.75%, 8/1/32	B+/P	835,000	837,229
Univ. of CA Rev. Bonds, Ser. AF, 5.00%, 5/15/36 T	AA	7,000,000	7,806,089
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	375,000	402,645
			50,786,178
Colorado (3.5%)
Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	400,000	423,920
CO Pub. Hwy. Auth. Rev. Bonds, (E-470), Ser. C,
5.375%, 9/1/26	A3	500,000	535,620
CO State Educ. & Cultural Fac. Auth. Rev. Bonds,
(Skyview Academy), 5.125%, 7/1/34	BB	755,000	769,119
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	873,188
(Total Longterm Care National), Ser. A, 6.25%,
11/15/40 (Prerefunded 11/15/20)	AAA/P	300,000	330,666
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.625%, 6/1/43	Baa2	250,000	278,338
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	Baa2	1,100,000	1,159,631

18 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Colorado cont.
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/37	BB+/F	$1,000,000	$1,090,040
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/48	BB+/F	1,500,000	1,557,390
(Christian Living Neighborhood), 5.00%, 1/1/37	BB/P	1,250,000	1,309,875
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	500,000	529,985
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/19), (Sr. Libor Index), Ser. A, 2.174%, 9/1/39	A3	1,900,000	1,904,028
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	220,000	231,869
Park Creek, Metro. Dist. Tax Allocation Bonds, (Sr.
Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	A/F	225,000	246,668
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	1,650,000	1,700,952
Regl. Trans. Dist. Rev. Bonds, (Denver Trans.
Partners), 6.00%, 1/15/41	Baa3	750,000	798,240
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
5.00%, 12/1/37	Ba1	500,000	533,705
			14,273,234
Connecticut (0.4%)
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	1,500,000	1,594,095
			1,594,095
Delaware (1.1%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	Baa1	500,000	532,605
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	2,600,000	2,698,046
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/36	BB+	705,000	709,632
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.62%, 10/1/38	VMIG1	500,000	500,000
			4,440,283
District of Columbia (1.5%)
DC Rev. Bonds, (Howard U.), Ser. A
6.50%, 10/1/41	BBB	395,000	423,239
U.S. Govt. Coll., 6.50%, 10/1/41
(Prerefunded 4/1/21)	AAA/P	5,000	5,614
6.25%, 10/1/32	BBB	525,000	561,341
U.S. Govt. Coll., 6.25%, 10/1/32
(Prerefunded 4/1/21)	AAA/P	475,000	530,713
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	CCC/P	7,500,000	1,169,175
DC, Rev. Bonds, (Methodist Home of The DC (The)),
Ser. A, 5.25%, 1/1/39	BB–/P	250,000	239,938
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, Ser. C,
5.00%, 10/1/39	AA+	3,000,000	3,347,640
			6,277,660

Managed Municipal Income Trust 19

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Florida (6.6%)
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	$250,000	$255,820
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, (Sr. Lien), Ser. A-1, 4.125%, 5/1/31	A–	500,000	512,825
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	380,000	399,958
Florida State Higher Edl. Fac. Rev. Bonds, (U.
of Tampa), Ser. A, 5.00%, 4/1/32	A–	600,000	647,442
Greater Orlando Aviation Auth. Rev. Bonds, (JetBlue
Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,052,180
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,300,000	1,412,346
Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds, (Gerdau Ameristeel US, Inc.), 5.30%, 5/1/37	BBB–	1,350,000	1,350,432
Lakeland, Retirement Cmnty. 144A Rev. Bonds, (1st
Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	840,000	853,717
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.125%, 5/1/46	B+/P	945,000	975,968
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	490,000	497,399
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	Baa2	1,500,000	1,526,145
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Mount Sinai Med. Ctr.), 5.00%, 11/15/29	Baa1	1,000,000	1,069,320
Miami-Dade Cnty., Rev. Bonds, (Tran. Syst. Sales
Surtax), 5.00%, 7/1/42	AA	2,000,000	2,160,280
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	1,240,000	1,291,361
Miami-Dade Cnty., Transit Syst. Rev. Bonds,
4.00%, 7/1/36	AA	3,000,000	3,118,590
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	570,000	600,598
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty.), 5.50%, 11/15/33
(Prerefunded 11/15/20)	A–/F	2,000,000	2,167,580
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds, (Village
on the Isle), Ser. A, 5.00%, 1/1/37	BBB–/F	1,000,000	1,088,590
South Lake Hosp. Dist. Rev. Bonds, (South Lake
Hosp.), Ser. A, 6.00%, 4/1/29	Baa1	1,000,000	1,031,130
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	526,133
Tallahassee, Hlth. Fac. Rev. Bonds, (Tallahassee
Memorial HealthCare, Inc.), Ser. A, 5.00%, 12/1/55	Baa1	1,000,000	1,059,440
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.40%, 5/1/37	B+/P	645,000	645,651
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	470,000	475,382
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	745,000	848,525
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	750,000	764,888

20 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Florida cont.
Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds,
(Phase II), 6.125%, 5/1/39	BBB–/P	$380,000	$407,596
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	265,000	274,829
			27,014,125
Georgia (4.0%)
Atlanta, Tax Allocation Bonds, (Beltline), Ser. B,
5.00%, 1/1/31	A2	1,000,000	1,136,030
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds,
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	3,000,000	3,366,000
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds,
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	750,000	793,125
Forsyth Cnty., Hosp. Auth. Rev. Bonds, (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6.25%, 10/1/18
(Escrowed to maturity)	AA+	260,000	264,807
GA State Private College & U. Auth. Rev. Bonds,
(Mercer U.)
Ser. C, 5.25%, 10/1/30	Baa2	750,000	812,160
Ser. A, 5.25%, 10/1/27	Baa2	1,000,000	1,087,690
Ser. A, 5.00%, 10/1/32	Baa2	1,000,000	1,047,840
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,000,000	1,041,220
5.00%, 3/1/37	BBB–/F	1,450,000	1,523,834
Gainesville & Hall Cnty., Devauth Retirement Cmnty.
Rev. Bonds, (Acts Retirement-Life Cmnty.), Ser. A-2,
6.375%, 11/15/29 (Prerefunded 11/15/19)	A–/F	700,000	746,753
Marietta, Dev. Auth. Rev. Bonds, (Fac. of Life U., Inc.),
Ser. PJ, 6.25%, 6/15/20 (Prerefunded 6/15/18)	AAA/P	535,000	537,868
Marietta, Dev. Auth. 144A Rev. Bonds, (Life U. Fac.),
Ser. A, 5.00%, 11/1/37	Ba3	1,000,000	1,058,110
Muni. Election Auth. of GA Rev. Bonds, (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	2,000,000	2,204,780
Rockdale Cnty., Dev. Auth. Rev. Bonds, (Visy Paper),
Ser. A, 6.125%, 1/1/34	BB/P	600,000	601,128
			16,221,345
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5.00%, 10/1/34	Baa2	200,000	207,454
			207,454
Hawaii (1.0%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9.00%, 11/15/44
(Prerefunded 11/15/19)	B/P	400,000	441,888
(Hawaiian Elec. Co. — Subsidiary), 6.50%, 7/1/39	Baa2	3,000,000	3,148,020
(Kahala Nui), 5.125%, 11/15/32	A–/F	400,000	440,248
			4,030,156

Managed Municipal Income Trust 21

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Illinois (10.2%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	$2,560,000	$2,834,739
Ser. B-2, 5.50%, 1/1/37	BBB+	2,000,000	2,104,520
Ser. C, 5.00%, 1/1/38	BBB+	1,000,000	1,020,990
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	1,582,000	1,590,701
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B	1,500,000	1,506,555
Ser. H, 5.00%, 12/1/36	B	3,100,000	3,096,156
Chicago, Motor Fuel Tax Rev. Bonds, 5.00%, 1/1/29	Ba1	500,000	514,865
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. G, 5.00%, 1/1/37	A	400,000	439,160
Ser. C, 5.00%, 1/1/26	A2	2,595,000	2,814,511
Chicago, Waste Wtr. Transmission Rev. Bonds, (2nd
Lien), 5.00%, 1/1/39	A	1,360,000	1,440,974
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/39	A	875,000	936,513
5.00%, 11/1/30	A	1,000,000	1,108,660
Cicero, G.O. Bonds, Ser. A, AGM, 5.00%, 1/1/20	AA	1,250,000	1,299,538
Cook Cnty., G.O. Bonds, 5.00%, 11/15/35	AA–	500,000	550,660
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	319,000	319,440
IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	2,000,000	2,127,320
(Navistar Intl. Recvy. Zone), 6.75%, 10/15/40	B+	500,000	531,320
(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll., 6.625%,
11/1/39 (Prerefunded 5/1/19)	Aaa	1,075,000	1,124,611
(American Wtr. Cap. Corp.), 5.25%, 10/1/39	A	1,575,000	1,615,068
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	1,250,000	1,269,013
5.00%, 1/1/41	Baa3	700,000	709,737
5.00%, 2/1/39	Baa3	200,000	200,976
5.00%, 11/1/34	Baa3	500,000	511,815
Ser. C, 5.00%, 11/1/29	Baa3	1,200,000	1,239,396
Ser. A, 5.00%, 12/1/28	Baa3	500,000	519,265
Ser. D, 5.00%, 11/1/28	Baa3	1,000,000	1,038,300
IL State Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7.75%, 8/15/34
(Prerefunded 8/15/19)	AAA/P	15,000	16,097
(Provena Hlth.), Ser. A, U.S. Govt. Coll., 7.75%,
8/15/34 (Prerefunded 8/15/19)	AAA/P	1,485,000	1,593,613
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	540,000	562,718
(Plymouth Place), 5.25%, 5/15/45	BB+/F	1,000,000	1,046,010
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	305,000	321,427
(Presence Hlth. Network), Ser. C, 5.00%, 2/15/36	Baa3	525,000	580,750
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	700,000	779,702
(Windy City Portfolio), Ser. A-1, 4.375%, 12/1/42	A–	1,000,000	985,880
(Riverside Hlth. Syst.), 4.00%, 11/15/35	A+	500,000	493,785

22 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev.
Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A
5.00%, 2/15/47	Baa3	$500,000	$529,670
5.00%, 2/15/37	Baa3	500,000	535,230
Metro. Pier & Exposition Auth. Rev.
Bonds, (McCormick Place Expansion),
Ser. B, stepped-coupon zero % (4.950%, 6/15/31),
12/15/47 ††	BB+	1,500,000	780,330
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,138,930
			41,828,945
Indiana (0.7%)
IN State Fin. Auth. Edl. Fac. Rev. Bonds, (Butler
U.), Ser. B
5.00%, 2/1/32	A–	1,000,000	1,076,230
5.00%, 2/1/29	A–	500,000	539,405
Valparaiso, Exempt Facs. Rev. Bonds, (Pratt Paper,
LLC), 6.75%, 1/1/34	B+/P	1,125,000	1,315,091
			2,930,726
Iowa (0.7%)
IA State Fin. Auth. Midwestern Disaster Rev. Bonds,
(IA Fertilizer Co., LLC)
5.50%, 12/1/22	B	1,000,000	1,014,720
5.25%, 12/1/25	B	750,000	799,155
Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5.375%, 6/1/38	B+	1,250,000	1,253,063
			3,066,938
Kansas (0.2%)
Lenexa, Hlth. Care Fac. Rev. Bonds, (LakeView
Village), 7.125%, 5/15/29 (Prerefunded 5/15/19)	BB/P	500,000	526,515
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian
Manors), Ser. I, 5.00%, 5/15/33 ##	BB–/P	500,000	522,005
			1,048,520
Kentucky (2.2%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(Masonic Home Indpt. Living II), 7.25%, 5/15/41
(Prerefunded 5/15/21)	BB–/P	500,000	573,600
(Masonic Home Indpt. Living II), 7.00%, 5/15/30
(Prerefunded 5/15/21)	BB–/P	500,000	569,950
(Masonic Home Indpt. Living), 5.00%, 5/15/46	BB/P	1,000,000	1,040,230
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	1,100,000	1,219,229
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	125,000	135,804
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	900,000	939,096
Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds, (Bellarmine U.), Ser. A, 6.00%, 5/1/28
(Prerefunded 5/1/18)	Baa3	500,000	500,000

Managed Municipal Income Trust 23

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Kentucky cont.
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds, (Norton Healthcare Oblig. Group),
5.50%, 10/1/33	A–	$3,000,000	$3,367,350
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds, (American
Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	700,000	731,094
			9,076,353
Louisiana (0.6%)
LA State Pub. Fac. Auth. Rev. Bonds, (Ochsner Clinic
Foundation), 5.00%, 5/15/47	A3	250,000	269,968
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	CCC/P	500,000	5
Pub. Fac. Auth. Rev. Bonds, (Tulane U.), Ser. A,
4.00%, 12/15/50	A2	750,000	761,363
Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds,
(Impala Warehousing, LLC), 6.50%, 7/1/36	B+/P	1,000,000	1,108,640
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	385,000	409,929
			2,549,905
Maine (0.7%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba3	1,000,000	1,116,520
(MaineGeneral Health Oblig. Group), 6.95%, 7/1/41	Ba3	1,000,000	1,092,380
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B3	500,000	513,745
			2,722,645
Maryland (1.5%)
Baltimore Cnty., Rev. Bonds, (Oak Crest Village, Inc.),
5.00%, 1/1/37	A/F	1,585,000	1,745,767
Frederick Cnty., Edl. Fac. 144A Rev. Bonds, (Mount
St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	529,400
MD Econ. Dev. Corp. Poll. Control Rev. Bonds,
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	550,000	569,102
Prince Georges Cnty., Rev. Bonds, (Collington
Episcopal Life Care Cmnty., Inc.), 5.25%, 4/1/37	BB/P	1,200,000	1,275,408
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	250,000	264,868
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	1,500,000	1,603,980
			5,988,525
Massachusetts (3.6%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	690,000	748,871
(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/46	B–/P	450,850	467,450
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	360,000	375,883
(Suffolk U.), Ser. A, U.S. Govt. Coll., 6.25%, 7/1/30
(Prerefunded 7/1/19)	AAA/P	640,000	672,256
(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/26	B–/P	275,400	285,582
(Loomis Cmntys.), Ser. A, 6.00%, 1/1/33	BBB	200,000	226,110

24 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Suffolk U.), Ser. A, 5.75%, 7/1/39	Baa2	$320,000	$330,982
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%, 7/1/39
(Prerefunded 7/1/19)	AAA/P	630,000	658,142
(Linden Ponds, Inc.), Ser. A-2, 5.50%, 11/15/46	B–/P	88,265	88,285
(New England Conservatory of Music), U.S. Govt.
Coll., 5.25%, 7/1/38 (Prerefunded 7/1/18)	AAA/P	805,000	809,419
(Wheelock College), Ser. C, 5.25%, 10/1/29	BBB	1,700,000	1,700,476
(Suffolk U.), 5.00%, 7/1/36	Baa2	750,000	827,610
(Suffolk U.), 5.00%, 7/1/35	Baa2	750,000	830,693
(First Mtge. — Orchard Cove), 5.00%, 10/1/19	BB/P	550,000	551,144
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	439,022	89,152
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28	B/P	1,050,000	1,051,943
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Springfield College), 5.625%, 10/15/40
(Prerefunded 10/15/19)	BBB	450,000	473,702
(Springfield College), 5.50%, 10/15/31
(Prerefunded 10/15/19)	BBB	1,100,000	1,155,979
(Springfield College), 5.50%, 10/15/26
(Prerefunded 10/15/19)	BBB	1,500,000	1,576,335
(Milford Regl. Med.), Ser. E, 5.00%, 7/15/22	BBB–	1,000,000	1,002,440
MA State Port Auth. Special Fac. Rev. Bonds,
(Conrac), Ser. A, 5.125%, 7/1/41	A	750,000	804,773
			14,727,227
Michigan (6.0%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,232
Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A,
5.25%, 7/1/39	Ba1	750,000	765,915
Genesee Cnty., Wtr. Supply Syst. G.O. Bonds, (Wtr.
Supply Syst.), Ser. B, BAM, 5.00%, 2/1/46	AA	1,500,000	1,647,180
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	2,000,000	2,186,080
Kentwood, Economic Dev. Rev. Bonds, (Holland
Home), 5.625%, 11/15/32	BBB–/F	2,195,000	2,380,302
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	Baa1	400,000	435,592
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A3	600,000	658,200
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (Lawrence
Technological U.), 5.00%, 2/1/47	BB+	2,150,000	2,281,150
MI State Hosp. Fin. Auth. Rev. Bonds (Trinity Hlth.
Credit Group), Ser. A, 5%, 12/1/47 T	AA–	8,500,000	9,181,518
MI State Strategic Fund Ltd. Rev. Bonds,
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,350,000	1,526,216
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Cadillac Place Office Bldg.), 5.25%, 10/15/26	Aa2	1,250,000	1,376,075
Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/21	A2	2,000,000	2,175,200
			24,618,660

Managed Municipal Income Trust 25

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Minnesota (1.7%)
Baytown Twp. Lease Rev. Bonds, Ser. A,
4.00%, 8/1/41	BB+	$380,000	$351,728
Ham Lake, Charter School Lease Rev. Bonds,
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	500,000	500,965
Otsego, Charter School Lease Rev. Bonds,
(Kaleidoscope Charter School), Ser. A, 5.00%, 9/1/34	BB+	800,000	813,400
Rochester, Hlth. Care Fac. Rev. Bonds, (Olmsted
Med. Ctr.), 5.875%, 7/1/30	A/F	1,000,000	1,071,940
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic),
Ser. B, 1.73%, 11/15/38	VMIG1	1,050,000	1,050,000
Sartell, Hlth. Care & Hsg. Facs. Rev. Bonds, (Country
Manor Campus, LLC)
5.25%, 9/1/30	B–/P	500,000	537,560
5.25%, 9/1/27	B–/P	750,000	814,208
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A
6.625%, 9/1/42 (Prerefunded 9/1/21)	BBB–	250,000	285,415
6.375%, 9/1/31	BBB–	250,000	275,455
St. Paul, Port Auth. Lease Rev. Bonds, (Regions
Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A–/P	1,125,000	1,126,845
			6,827,516
Mississippi (0.4%)
Warren Cnty., Gulf Opportunity Zone Rev. Bonds,
(Intl. Paper Co.), Ser. A, 6.50%, 9/1/32	Baa2	1,600,000	1,626,880
			1,626,880
Missouri (0.8%)
Cape Girardeau Cnty., Indl. Dev. Auth. Rev.
Bonds, (SoutheastHEALTH Oblig. Group), Ser. A,
5.00%, 3/1/36	Baa3	1,215,000	1,299,916
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	875,000	891,590
St. Louis Arpt. Rev. Bonds, (Lambert-St. Louis Intl.),
Ser. A-1, 6.625%, 7/1/34	A3	1,000,000	1,051,250
			3,242,756
Nebraska (0.3%)
Lancaster Cnty., Hosp. Auth. Rev. Bonds, (Immanuel
Oblig. Group), 5.50%, 1/1/30	AA/F	1,000,000	1,053,760
			1,053,760
Nevada (0.8%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	1,050,000	1,168,587
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/21	BBB	500,000	531,335
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/32	B+/P	490,000	509,894
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/31	B+/P	420,000	431,495
(Dist. No. 607 Local Impt.), 5.00%, 6/1/23	BBB–/P	365,000	392,203
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	250,000	254,728
			3,288,242

26 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
New Hampshire (3.5%)
NH State Bus. Fin. Auth. Rev. Bonds, (Elliot
Hosp. Oblig. Group), Ser. A, 6.00%, 10/1/27
(Prerefunded 10/1/19)	Baa1	$1,700,000	$1,796,016
NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19), (Casella Waste
Syst., Inc.), 4.00%, 4/1/29	B3	350,000	351,050
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Rivermead), Ser. A, 6.875%, 7/1/41	BB+/P	2,000,000	2,167,920
(Rivermead), Ser. A, 6.625%, 7/1/31	BB+/P	1,320,000	1,437,493
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,000,000	1,088,040
(Concord Hosp. Trust), 5.00%, 10/1/42	A2	3,250,000	3,583,190
(Kendel at Hanover), 5.00%, 10/1/40	BBB+/F	585,000	625,131
(Elliot Hosp.), 5.00%, 10/1/38	Baa1	250,000	269,928
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	1,000,000	1,089,450
NH State Hlth. & Ed. Fac. Auth. VRDN, (U. Syst. of NH),
Ser. B, 1.55%, 7/1/33	VMIG1	910,000	910,000
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A, 6.25%, 7/1/42	B–/P	750,000	801,128
			14,119,346
New Jersey (7.7%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM,
4.00%, 3/1/42	AA	1,250,000	1,262,000
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds, (The Evergreens), 5.625%, 1/1/38	BB+/P	1,500,000	1,373,685
NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6.00%, 10/1/33	BBB	1,000,000	1,109,280
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB–	1,000,000	1,091,230
(MSU Student Hsg. — Provident Group — Montclair
LLC), 5.375%, 6/1/25 (Prerefunded 6/1/20)	Aaa	2,000,000	2,138,540
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	1,000,000	1,067,560
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	372,141
(United Methodist Homes), Ser. A, 5.00%, 7/1/29	BBB–/F	500,000	536,650
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,279,840
5.00%, 6/15/26	Baa1	500,000	535,855
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	BB	1,500,000	1,680,945
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	1,500,000	1,616,655
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds,
(NJ American Wtr. Co.)
Ser. A, 5.70%, 10/1/39	A1	2,600,000	2,713,698
Ser. D, 4.875%, 11/1/29	A1	700,000	730,835
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,000,000	2,142,800
(St. Joseph’s Healthcare Syst. Oblig. Group),
5.00%, 7/1/41	Baa3	835,000	882,495
NJ State Trans. Trust Fund Auth. Rev. Bonds,
(Federal Hwy. Reimbursement Notes)
5.00%, 6/15/29	A+	1,050,000	1,152,659
5.00%, 6/15/28	A+	600,000	663,108

Managed Municipal Income Trust 27

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
North Hudson, Swr. Auth. Rev. Bonds, Ser. A,
5.00%, 6/1/42	A	$1,000,000	$1,072,280
South Jersey, Port Corp. Rev. Bonds, (Marine Term.),
Ser. B, 5.00%, 1/1/42	Baa1	1,000,000	1,070,340
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/46	BBB	3,300,000	3,470,676
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds, (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	1,450,000	1,585,735
			31,549,007
New Mexico (0.6%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of San Juan, NM), Ser. D,
5.90%, 6/1/40	BBB+	500,000	534,665
(AZ Pub. Svc. Co.), Ser. B, 4.70%, 9/1/24	A2	2,000,000	2,123,680
			2,658,345
New York (9.1%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds, (Good Shepard Village),
Ser. A, 6.75%, 7/1/28 (Prerefunded 7/1/18)	AAA/P	600,000	604,662
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero% (5.625%, 1/1/24), 1/1/55 ††	B/P	300,000	246,804
Metro. Trans. Auth. Rev. Bonds, (Green Bonds),
Ser. C-1, 4.00%, 11/15/32	A1	3,500,000	3,677,275
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 2.20%, 11/1/26	AA	2,955,000	2,957,955
NY Counties, Tobacco Trust VI Rev. Bonds, (Tobacco
Settlement), 5.00%, 6/1/51	BBB	1,700,000	1,768,680
NY State Convention Ctr. Dev. Corp. Rev. Bonds,
(Hotel Unit Fee), zero %, 11/15/50	Aa3	2,500,000	634,325
NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds, (NYU Hosp. Ctr.), 5.00%, 7/1/34	A3	500,000	558,260
NY State Dorm. Auth. Rev. Bonds, Ser. C,
5.00%, 3/15/31 T	AAA	5,000,000	5,381,751
NY State Dorm. Auth. Rev. Bonds, Ser. A Group C,
5.00%, 3/15/42T	AAA	10,845,000	12,339,028
NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19), (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	B3	1,000,000	1,000,000
NY State Liberty Dev. Corp. 144A Rev. Bonds, (World
Trade Ctr.)
Class 2, 5.375%, 11/15/40	BB–/P	750,000	818,243
Class 1-3, 5.00%, 11/15/44	BB–/P	1,250,000	1,315,375
Onondaga, Civic Dev. Corp. Rev. Bonds, (St.
Joseph’s Hosp. Hlth. Ctr.), U.S. Govt. Coll., 5.125%,
7/1/31 (Prerefunded 7/1/19)	AAA/P	1,620,000	1,681,916
Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6.75%, 10/1/19	BBB–/P	100,000	104,603
Ser. 207, 5.00%, 9/15/30	Aa3	2,500,000	2,912,700
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(John F. Kennedy Intl. Air Term), 6.00%, 12/1/42	Baa1	1,000,000	1,094,270
			37,095,847

28 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
North Carolina (1.8%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. C,
6.75%, 1/1/24 (Prerefunded 1/1/19)	AAA/F	$750,000	$774,263
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds,
(Presbyterian Homes), Ser. C, 5.00%, 10/1/31	A–/F	800,000	897,920
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Salemtowne), 5.375%, 10/1/45	BB/P	1,615,000	1,722,042
(Aldersgate United Methodist Retirement Cmnty.,
Inc.), Ser. A, 5.00%, 7/1/47	BB/P	400,000	425,992
(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	825,000	869,600
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	965,000	1,031,199
(United Methodist Retirement Homes), Ser. A,
5.00%, 10/1/37	BBB/F	500,000	547,805
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	500,000	532,295
(United Methodist Retirement Homes), Ser. A,
5.00%, 10/1/35	BBB/F	500,000	548,130
			7,349,246
Ohio (5.7%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	4,000,000	4,056,000
Ser. A-3, 6.25%, 6/1/37	B–	850,000	868,989
Ser. A-2, 6.00%, 6/1/42	B3	4,000,000	3,999,760
Ser. A-2, 5.875%, 6/1/47	B3	1,750,000	1,750,000
Ser. A-2, 5.75%, 6/1/34	B–	5,175,000	5,144,648
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 5.625%, 7/1/26	BBB/F	1,250,000	1,315,238
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp. Syst.,
Inc.), Ser. C
5.625%, 8/15/29	A3	245,000	247,553
U.S. Govt. Coll., 5.625%, 8/15/29
(Prerefunded 8/15/18)	AAA/P	1,285,000	1,299,019
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	1,200,000	1,215,948
OH State Higher Edl. Fac. Comm. Rev. Bonds,
(Kenyon College)
5.00%, 7/1/44	A	525,000	547,827
U.S. Govt. Coll., 5.00%, 7/1/44
(Prerefunded 7/1/20)	AAA/P	275,000	292,320
OH State Private Activity Rev. Bonds, (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	750,000	824,670
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	900,000	971,154
(Memorial Hlth. Syst. Oblig. Group),
5.00%, 12/1/43	BB–/F	150,000	154,226
Toledo-Lucas Cnty., Port Auth. Rev. Bonds, (CSX
Transn, Inc.), 6.45%, 12/15/21	Baa1	500,000	571,840
			23,259,192

Managed Municipal Income Trust 29

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Oklahoma (0.7%)
Tulsa Cnty., Indl. Auth. Rev. Bonds, (Sr. Living
Cmnty. Montereau, Inc.), Ser. A, 7.125%, 11/1/30
(Prerefunded 5/1/20)	BB–/P	$1,250,000	$1,370,675
Tulsa, Muni. Arpt. Trust Rev. Bonds, (American
Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	1,250,000	1,338,350
			2,709,025
Oregon (0.5%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Mirabella at South Waterfront), Ser. A,
5.40%, 10/1/44	BB–/P	500,000	532,545
(Terwilliger Plaza, Inc.), 5.00%, 12/1/29	BBB/F	350,000	378,963
Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds, (Pelton Round Butte Tribal), Ser. B,
6.375%, 11/1/33	A3	700,000	731,717
Yamhill Cnty., Hosp. Auth. Rev. Bonds, (Friendsview
Retirement Cmnty.), Ser. A, 5.00%, 11/15/36	BB/P	325,000	348,303
			1,991,528
Pennsylvania (5.2%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.50%, 10/15/30	Baa3	1,000,000	1,059,160
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/47	Baa3	1,190,000	1,279,000
Cap. Region Wtr. Rev. Bonds, 5.00%, 7/15/30	A+	1,500,000	1,740,015
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds,
(Immaculata U.)
5.00%, 11/1/46	BB/F	1,000,000	970,440
5.00%, 11/1/41	BB/F	500,000	489,845
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB+	750,000	766,560
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	350,000	370,836
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds, (West Chester U. Student Hsg., LLC), Ser. A,
5.00%, 8/1/45	Baa3	1,000,000	1,044,920
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds,
(Pinnacle Hlth. Syst.), Ser. A, 5.00%, 6/1/34	A1	250,000	280,300
Geisinger, Auth. Rev. Bonds, (Geisinger Hlth. Syst.),
Ser. A-1, 5.00%, 2/15/45	Aa2	2,500,000	2,779,400
Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds,
(Susquehanna Hlth. Syst.), Ser. A, 5.75%, 7/1/39	A+	3,000,000	3,131,520
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	1,500,000	1,595,700
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6.25%, 10/1/43	Baa3	500,000	546,960
(Gwynedd Mercy College), Ser. KK1,
5.375%, 5/1/42	BBB	785,000	813,645
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	900,000	983,700
Ser. A, 5.00%, 12/1/38	A1	500,000	547,420

30 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Philadelphia, Auth. for Indl. Dev. Rev. Bonds, (Master
Charter School), 6.00%, 8/1/35 (Prerefunded 8/1/20)	BBB–	$1,055,000	$1,146,753
Philadelphia, Hosp. & Higher Edl. Fac. Auth.
VRDN, (Children’s Hosp. of Philadelphia), Ser. B,
1.55%, 7/1/25	VMIG1	880,000	880,000
West Shore Area Auth. Rev. Bonds, (Lifeways
at Messiah Village), Ser. A, 5.00%, 7/1/35	BBB–/F	785,000	826,440
			21,252,614
Puerto Rico (0.3%)
Cmnwlth. of PR, G.O. Bonds, (Pub. Impt.), Ser. A,
NATL, 5.50%, 7/1/20	Baa2	1,000,000	1,037,050
			1,037,050
Rhode Island (0.4%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/25	BBB+	1,500,000	1,681,935
			1,681,935
South Carolina (2.4%)
SC State Pub. Svcs. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5.75%, 12/1/43	A1	3,000,000	3,353,910
Ser. A, 5.50%, 12/1/54	A1	2,000,000	2,185,260
Ser. E, 5.25%, 12/1/55	A1	1,500,000	1,633,800
Ser. C, 5.00%, 12/1/46	A1	2,500,000	2,676,150
			9,849,120
South Dakota (0.3%)
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Sanford
Oblig Group), 5.00%, 11/1/45	A1	1,250,000	1,366,675
			1,366,675
Tennessee (0.4%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds, (Mountain States Hlth. Alliance),
6.00%, 7/1/38	A–	1,450,000	1,534,158
			1,534,158
Texas (10.1%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift
Ed.), Ser. A, PSFG, 4.00%, 12/1/42	AAA	1,000,000	1,025,260
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33	BBB+	525,000	570,124
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (Idea
Pub. Schools)
6.00%, 8/15/33	BBB+	500,000	567,560
5.00%, 8/15/32	BBB+	315,000	331,078
5.00%, 8/15/28	BBB+	200,000	227,606
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A+	2,535,000	2,597,184
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BB+/F	250,000	262,348
(YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/33	Baa3	1,000,000	1,058,730
Houston, Arpt. Syst. Rev. Bonds
Ser. B-1, 5.00%, 7/15/35	BB	2,500,000	2,677,575
Ser. B-1, 5.00%, 7/15/30	BB	650,000	705,965
Ser. A, 5.00%, 7/1/24	A+	1,500,000	1,614,765

Managed Municipal Income Trust 31

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Texas cont.
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds, (Kipp,
Inc.), Ser. A
6.375%, 8/15/44 (Prerefunded 8/15/19)	BBB	$1,100,000	$1,161,336
6.25%, 8/15/39 (Prerefunded 8/15/19)	BBB	1,975,000	2,082,025
La Vernia, Higher Ed. Fin. Corp. 144A Rev. Bonds,
(Meridian World School, LLC), Ser. A, 5.25%, 8/15/35	BB+	1,000,000	1,026,820
Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds, (Southwest Airlines Co.), 5.25%, 11/1/40	A3	3,500,000	3,737,755
Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.30%, 11/1/29	A–	1,000,000	1,068,500
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	1,250,000	1,327,925
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	500,000	532,030
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	Baa3	2,830,000	3,064,607
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	530,950
(Longhorn Village), 5.00%, 1/1/37	BB–/P	500,000	525,435
(MRC Crestview), 5.00%, 11/15/36	BB+/F	200,000	207,594
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	977,240
North Texas Edl. Fin. Co. Rev. Bonds, (Uplift Edl.),
Ser. A, 5.25%, 12/1/47	BBB–	2,000,000	2,092,440
Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds
(Happy Harbor Methodist Home, Inc.), Ser. A,
7.75%, 11/15/44	B–/P	420,000	481,950
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	39,000	55
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	749,000	1,049
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	441,000	309
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	76,000	53
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.45%, 11/15/38 (In default) †	D/P	1,124,000	787
(Sears Methodist Retirement Syst. Oblig. Group),
Ser. A, 5.15%, 11/15/27 (In default) †	D/P	593,000	415
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds
(Buckner Sr. Living Ventana), Ser. A,
6.75%, 11/15/47	B–/P	875,000	983,868
(Buckingham Sr. Living Cmnty., Inc.), Ser. A,
5.50%, 11/15/45	BB/F	1,000,000	1,018,490
TX Private Activity Surface Trans. Corp. Rev. Bonds
(NTE Mobility), 7.50%, 12/31/31	Baa2	2,000,000	2,176,300
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	2,500,000	2,745,125
TX State Dept. of Hsg. & Cmnty. Affairs Rev. Bonds,
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll.,
6.90%, 7/2/24	AA+	50,000	50,703
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,500,000	1,635,900

32 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Texas cont.
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288
Toll Lane))
5.00%, 12/31/55	Baa3	$500,000	$537,820
5.00%, 12/31/50	Baa3	750,000	808,283
Uptown Dev. Auth. Tax Alloc. Bonds, Ser. A,
5.00%, 9/1/40	BBB	700,000	772,079
			41,186,038
Utah (0.4%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. C, 1.57%, 5/15/36	Aa1	500,000	500,000
Salt Lake City, Arpt. Rev. Bonds, Ser. A, 5.00%, 7/1/36	A+	1,000,000	1,123,350
			1,623,350
Virginia (3.1%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.40%, 3/1/45	B/P	1,000,000	1,022,830
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (United Methodist Homes), 5.00%, 6/1/22	BB+/P	625,000	673,406
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), 4.00%, 1/1/31	BBB–/F	675,000	692,894
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	485,000	493,386
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3), 5.00%, 12/31/52	Baa3	3,250,000	3,502,233
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	500,000	537,810
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev. Bonds,
Ser. B, 4.00%, 7/1/40	Aa3	2,000,000	2,046,200
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	740,000	824,412
(Express Lanes, LLC), 5.00%, 7/1/34	BBB	1,150,000	1,229,201
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds, (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	A–	1,700,000	1,760,843
			12,783,215
Washington (5.9%)
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	625,000	674,700
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds, (Delta
Airlines, Inc.), 5.00%, 4/1/30	BBB–	800,000	871,424
Skagit Cnty., Pub. Hosp. Rev. Bonds, (Dist. No. 001),
5.75%, 12/1/35	Baa2	2,500,000	2,640,100
Tobacco Settlement Auth. of WA Rev. Bonds,
5.25%, 6/1/32	A–	1,275,000	1,370,855
WA State GO Bonds, Ser. C, 5%, 2/1/33 T	AA+	3,400,000	3,987,439
WA State G.O. Bonds (Sr. 520 Corridor-Motor Vehicle
Tax), Ser. C, 5%, 6/1/28 T	AA+	5,000,000	5,402,564
WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22), (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 2.372%, 1/1/42	A	1,700,000	1,716,881

Managed Municipal Income Trust 33

MUNICIPAL BONDS AND NOTES (128.0%)* cont.	Rating**	Principal amount	Value
Washington cont.
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	$1,000,000	$1,057,200
(Overlake Hosp. Med. Ctr.), Ser. A, 5.00%, 7/1/36	A2	2,145,000	2,386,313
(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	810,000	800,685
WA State Hsg. Fin. Comm. Rev. Bonds, (Wesley
Homes Lea Hill), 5.00%, 7/1/41	B/P	500,000	510,040
WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/46	BB+/P	1,230,000	1,251,365
(Presbyterian Retirement Cmnty. Northwest),
Ser. A, 5.00%, 1/1/36	BB+/F	1,175,000	1,243,491
			23,913,057
West Virginia (0.2%)
WV State Hosp. Fin. Auth. Rev. Bonds, (Thomas Hlth.
Syst.), 6.75%, 10/1/43	B+/P	735,000	740,615
			740,615
Wisconsin (2.2%)
Pub. Fin. Auth. Rev. Bonds, (Denver Intl. Arpt. Great
Hall), 5.00%, 9/30/37	BBB–	500,000	549,160
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB	350,000	378,175
Pub. Fin. Auth. Exempt Fac. Rev. Bonds, (Celanese
U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	300,000	306,315
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	250,000	263,515
5.00%, 5/1/42	BBB+	1,090,000	1,153,100
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7.625%, 9/15/39
(Prerefunded 9/15/19)	AAA/F	1,350,000	1,452,600
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	1,250,000	1,295,525
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	250,000	257,493
WI State Pub. Fin. Auth Sr. Living Rev. Bonds, (Rose
Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB–/P	1,800,000	1,929,312
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds,
(Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	380,000	415,116
WI State Pub. Fin. Auth. 144A Rev. Bonds, (Church
Home of Hartford, Inc.), Ser. A, 5.00%, 9/1/30	BB/F	945,000	987,657
			8,987,968

TOTAL INVESTMENTS
Total investments (cost $504,450,323)			$522,516,275

34 Managed Municipal Income Trust

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through April 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $408,103,162

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $52,859,546 to cover tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	31.3%
Transportation	15.5
Utilities	15.0
Education	13.5

Managed Municipal Income Trust 35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$522,505,238	$11,037
Totals by level	$—	$522,505,238	$11,037

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

36 Managed Municipal Income Trust

Statement of assets and liabilities 4/30/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $504,450,323)	$522,516,275
Cash	20,678,941
Interest and other receivables	7,744,099
Receivable for investments sold	138,023
Prepaid assets	34,883
Total assets	551,112,221

LIABILITIES
Payable for investments purchased	5,985,770
Payable for purchases of delayed delivery securities (Note 1)	519,955
Payable for shares of the fund repurchased	367,469
Payable for compensation of Manager (Note 2)	684,880
Payable for custodian fees (Note 2)	3,864
Payable for investor servicing fees (Note 2)	34,418
Payable for Trustee compensation and expenses (Note 2)	183,881
Payable for administrative services (Note 2)	2,271
Payable for floating rate notes issued (Note 1)	33,990,668
Distributions payable to shareholders	1,668,044
Distributions payable to preferred shareholders (Note 1)	74,603
Payable for preferred share remarketing agent fees	23,596
Other accrued expenses	119,640
Total liabilities	43,659,059
Series A remarketed preferred shares: (240 shares authorized and issued at $100,000 per
share) (Note 4)	24,000,000
Series C remarketed preferred shares: (1,507 shares authorized and issued at $50,000 per
share) (Note 4)	75,350,000
Net assets	$408,103,162

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$396,069,428
Distributions in excess of net investment income (Note 1)	(2,221,324)
Accumulated net realized loss on investments (Note 1)	(3,810,894)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	18,065,952
Total — Representing net assets applicable to common shares outstanding	$408,103,162

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($408,103,162 divided by 52,424,580 shares)	$7.78

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 37

Statement of operations Six months ended 4/30/18 (Unaudited)

INVESTMENT INCOME
Interest income	$12,695,229
Total investment income	12,695,229

EXPENSES
Compensation of Manager (Note 2)	1,398,893
Investor servicing fees (Note 2)	105,372
Custodian fees (Note 2)	6,001
Trustee compensation and expenses (Note 2)	5,942
Administrative services (Note 2)	7,033
Interest and fees expense (Note 2)	316,858
Preferred share remarketing agent fees	74,929
Other	218,472
Total expenses	2,133,500
Expense reduction (Note 2)	(32,262)
Net expenses	2,101,238

Net investment income	10,593,991

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	4,047,056
Total net realized gain	4,047,056
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	(13,098,323)
Total change in net unrealized depreciation	(13,098,323)

Net loss on investments	(9,051,267)

Net increase in net assets resulting from operations	1,542,724

Distributions to Series A and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	(47,294)
From tax exempt net investment income	(855,138)
Net increase in net assets resulting from operations (applicable to common shareholders)	640,292

The accompanying notes are an integral part of these financial statements.

38 Managed Municipal Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/18*	Year ended 10/31/17
Operations
Net investment income	$10,593,991	$21,188,421
Net realized gain on investments	4,047,056	7,469,488
Net unrealized depreciation of investments	(13,098,323)	(16,884,331)
Net increase in net assets resulting from operations	1,542,724	11,773,578

Distributions to Series A and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	(47,294)	(25,422)
From tax exempt net investment income	(855,138)	(1,227,732)
Net increase in net assets resulting from operations
(applicable to common shareholders)	640,292	10,520,424

Distributions to common shareholders (Note 1):
From ordinary income
Taxable net investment income	—	(420,766)
From tax exempt net investment income	(10,173,658)	(20,820,706)
From return of capital	—	(386,920)

Increase from preferred share tender offer (Note 4)	—	2,475,375
Decrease from capital shares repurchased (Note 5)	(9,331,162)	(708,285)
Total decrease in net assets	(18,864,528)	(9,340,878)

NET ASSETS
Beginning of period	426,967,690	436,308,568
End of period (including distributions in excess
of net investment income of $2,221,324 and $1,739,225,
respectively)	$408,103,162	$426,967,690

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	53,735,135	53,834,820
Shares repurchased (Note 5)	(1,310,555)	(99,685)
Common shares outstanding at end of period	52,424,580	53,735,135

Series A Remarketed preferred shares outstanding at
beginning of period	240	245
Shares repurchased (Note 4)	—	(5)
Series A Remarketed preferred shares outstanding at
end of period	240	240

Series C Remarketed preferred shares outstanding at
beginning of period	1,507	1,980
Shares repurchased (Note 4)	—	(473)
Series C Remarketed preferred shares outstanding at
end of period	1,507	1,507

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 39

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months
	ended**			Year ended
	4/30/18	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Net asset value, beginning of period
(common shares)	$7.95	$8.10	$7.97	$7.94	$7.34	$8.10
Investment operations:
Net investment income[a]	.20	.39	.43	.45	.45	.47
Net realized and unrealized
gain (loss) on investments	(.18)	(.17)	.15	(.02)	.59	(.76)
Total from investment operations	.02	.22	.58	.43	1.04	(.29)
Distributions to preferred shareholders:
From net investment income	(.02)	(.02)	(.01)	—[e]	—[e]	—[e]
Total from investment operations
(applicable to common shareholders)	—	.20	.57	.43	1.04	(.29)
Distributions to common shareholders:
From net investment income	(.19)	(.39)	(.44)	(.43)	(.46)	(.47)
From return of capital	—	(.01)[e]	—	—	—	—
Total distributions	(.19)	(.40)	(.44)	(.43)	(.46)	(.47)
Increase from shares repurchased	.02	—[e]	—[e]	.03	.02	—[e]
Increase from Preferred shares
tender offer	—	.05	—	—	—	—
Net asset value, end of period
(common shares)	$7.78	$7.95	$8.10	$7.97	$7.94	$7.34
Market price, end of period
(common shares)	$7.09	$7.43	$7.48	$7.30	$7.17	$6.70
Total return at market price (%)
(common shares)[b]	(2.02)*	4.84	8.38	8.11	14.18	(14.78)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares) (in thousands)	$408,103	$426,968	$436,309	$430,032	$445,877	$421,307
Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,f]	.51*	1.13[g]	.92	.90	.91	.90
Ratio of net investment income
to average net assets (%)[c]	2.30*	4.73	5.09	5.57	5.69	5.91
Portfolio turnover (%)	14*	30	24	13	14	15

(Continued on next page)

40 Managed Municipal Income Trust

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements, if any (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to:

Percentage of average net assets
April 30, 2018	0.08%
October 31, 2017	0.06
October 31, 2016	0.03
October 31, 2015	0.02
October 31, 2014	0.02
October 31, 2013	0.02

g Includes 0.17% of increased proxy solicitation and legal fees related to the 2017 annual shareholder meeting.

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 41

Notes to financial statements 4/30/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through April 30, 2018.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

42 Managed Municipal Income Trust

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $51,610,520 were held by the TOB trust and served as collateral for $33,990,668 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $212,499 for these investments based on an average interest rate of 1.28%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2017, the fund had a capital loss carryover of $7,984,308 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$5,333	N/A	$5,333	*
3,146,619	N/A	3,146,619	October 31, 2018
4,832,356	N/A	4,832,356	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Managed Municipal Income Trust 43

The aggregate identified cost on a tax basis is $504,323,965, resulting in gross unrealized appreciation and depreciation of $22,579,893 and $4,387,583, respectively, or net unrealized appreciation of $18,192,310.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares Series A is generally a 28 day period, and generally a 7 day period for Series C. The applicable dividend rate for the remarketed preferred shares on April 30, 2018 was 2.218% on class A, and 2.844% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets.
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets	0.405%	net assets.
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets	0.390%	net assets,
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.275% of the fund’s average net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

44 Managed Municipal Income Trust

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $32,262 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $312, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$72,976,400	$81,664,821
U.S. government securities (Long-term)	—	—
Total	$72,976,400	$81,664,821

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred shares

The Series A (240) and C (1,507) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share and $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred

Managed Municipal Income Trust 45

shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At year end, no such restrictions have been placed on the fund.

From July 10, 2017 through August 4, 2017, the fund repurchased 5 Series A and 473 Series C shares pursuant to an issuer tender offer at an aggregate purchase price of $448,750 and $21,225,875, respectively.  The tender offer purchase price represented 89.75% of the liquidation preference of the Series A and Series C Remarketed Preferred shares and resulted in a $2,475,375 increase to net assets of the fund.

Note 5: Shares repurchased

In September 2017, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2018 (based on shares outstanding as of October 9, 2017). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2017 (based on shares outstanding as of October 7, 2016). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,310,555 common shares for an aggregate purchase price of $9,331,161, which reflects a weighted-average discount from net asset value per share of 9.06%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the reporting period, the fund repurchased 99,685 common shares for an aggregate purchase price of $708,285, which reflects a weighted-average discount from net asset value per share of 9.33%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,357 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $10,557 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

46 Managed Municipal Income Trust

Shareholder meeting results (Unaudited)

April 27, 2018 annual meeting

At the meeting, a proposal to fix the number of Trustees at 12 was approved as follows:

Votes for	Votes against	Abstentions
44,999,518	1,753,765	726,246

At the meeting, the vote on the election of 10 nominees as the Fund’s Common Trustees was as follows:

	Votes for	Votes withheld
Liaquat Ahamed	45,441,802	2,037,733
Ravi Akhoury	45,506,946	1,972,590
Barbara M. Baumann	45,639,219	1,840,317
Jameson A. Baxter	45,071,208	2,408,327
Katinka Domotorffy	45,540,434	1,939,101
Catharine Bond Hill	45,631,093	1,848,443
Paul L. Joskow	45,151,919	2,327,616
Kenneth R. Leibler	45,191,379	2,288,157
Robert L. Reynolds	45,582,652	1,896,883
Manoj P. Singh	45,343,204	2,136,332

All tabulations are rounded to the nearest whole number.

Managed Municipal Income Trust 47

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Small Cap Value Fund
Europe Equity Fund
Global Equity Fund	Income
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Emerging Markets Income Fund
Investors Fund	Floating Rate Income Fund
Low Volatility Equity Fund	Global Income Trust
Multi-Cap Core Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Consumer Fund	Mortgage Securities Fund
Global Financials Fund	Short Duration Income Fund
Global Health Care Fund
Global Industrials Fund	Tax-free Income
Global Natural Resources Fund	AMT-Free Municipal Fund
Global Sector Fund	Intermediate-Term Municipal Income Fund
Global Technology Fund	Short-Term Municipal Income Fund
Global Telecommunications Fund	Tax Exempt Income Fund
Global Utilities Fund	Tax-Free High Yield Fund

Growth	State tax-free income funds‡:
Growth Opportunities Fund	California, Massachusetts, Minnesota,
International Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Growth Fund
Sustainable Future Fund
Sustainable Leaders Fund

48 Managed Municipal Income Trust

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	Dynamic Risk Allocation Fund
Fixed Income Absolute Return Fund	George Putnam Balanced Fund
Multi-Asset Absolute Return Fund
Dynamic Asset Allocation Balanced Fund
Putnam PanAgora**	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Managed Municipal Income Trust 49

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

50 Managed Municipal Income Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Managed Municipal Income Trust 51

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52 Managed Municipal Income Trust

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA700 311185 6/18

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 – November 30, 2017	—	—	—	5,373,514
December 1 – December 31, 2017	—	—	—	5,373,514
January 1 – January 31, 2018	120,049	$7.20	120,049	5,253,465
February 1 – February 28, 2018	495,116	$7.16	495,116	4,758,349
March 1 – March 31, 2018	361,473	$7.07	361,473	4,396,876
April 1 – April 30, 2018	333,917	$7.09	333,917	4,062,959

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2016, which was in effect between October 8, 2016 and October 7, 2017, allowed the fund to repurchase up to 5,383,482 of its shares. The program renewed by the Board in September 2017, which is in effect between October 10, 2017 and October 9, 2018, allows the fund to repurchase up to 5,373,514 of its shares.

**	Information prior to October 9, 2017 is based on the total number of shares eligible for repurchase under the program, as amended through September 2016. Information from October 10, 2017 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2017.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 29, 2018